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xcluding 2022 sustainability investments. 3. Net of 2022 sustainability investments.

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Sustainability Investor Day

April 5, 2023



Today's Agenda

10:00AM EDT	**Welcome** **Ed Egl** Senior Director, Investor Relations
	Strengthening an Already Compelling Investment Thesis **Jim Fish** President & CEO
	Poised for Sustainable Growth **Tara Hemmer** SVP, Chief Sustainability Officer
	Building the Leading Platform in Renewable Energy from Waste **Shahid Malik** VP, Renewable Energy
	Leading the Way in the Circular Economy **Brent Bell** VP, Recycling
	Executing on Key Financial Commitments **Devina Rankin** EVP, CFO
11:15AM EDT	**Q&A**

Forward-Looking Statements & Projections

This presentation contains a number of forward-looking statements and projections, including but not limited to, all statements regarding: future, planned, projected, estimated or targeted investments, capital expenditures, strategies and initiatives; timing, results, financial returns, operating EBITDA generation, free cash flow, production increases, capacity expansion and impacts on operations and cost structure from such investments, capital expenditures, strategies and initiatives; 2023 financial outlook and guidance; macroeconomic conditions and pricing assumptions; all other assumptions underlying any projections, estimates or targets; regulatory developments and impacts, including those from the Proposed EPA Set Rule (see glossary) and the Inflation Reduction Act; and future dividends and share repurchases. ***You should view these statements with caution. They are based on the facts and circumstances known to the Company as of the date the statements are made (April 5, 2023). These forward-looking statements are subject to risks and uncertainties that could cause actual results to be materially different from those set forth in such forward-looking statements***, including but not limited to changes or challenges to the Proposed EPA Set Rule or other federal or state renewable energy policies and regulations; delays in approval or implementation of the Proposed EPA Set Rule and delays obtaining necessary approvals to pursue benefits under any finalized EPA Set Rule; increases in construction or equipment costs; equipment availability; construction delays; failure to implement our optimization, automation, growth, and cost savings initiatives and overall business strategy; failure to obtain the results anticipated from strategic initiatives, investments, acquisitions or new lines of business; failure to identify acquisition targets, consummate and integrate acquisitions; environmental and other regulations, including developments related to emerging contaminants, gas emissions, and ESG performance and disclosure; significant environmental, safety or other incidents resulting in liabilities or brand damage; failure to obtain and maintain necessary permits due to land scarcity, public opposition or otherwise; diminishing landfill capacity, resulting in increased costs and the need for disposal alternatives; failure to attract, hire and retain key team members and a high quality workforce; increases in labor costs due to union organizing activities or changes in wage and labor related regulations; disruption and costs resulting from extreme weather and destructive climate events; failure to achieve our sustainability goals or execute on our sustainability-related strategy and initiatives; public health risk, increased costs and disruption due to a COVID-19 resurgence or similar pandemic conditions; macroeconomic conditions, geopolitical conflict and market disruption resulting in labor, supply chain and transportation constraints, inflationary cost pressures and fluctuations in commodity prices, fuel and other energy costs; increased competition; pricing actions; impacts from international trade restrictions; competitive disposal alternatives, diversion of waste from landfills and declining waste volumes; weakness in general economic conditions and capital markets, including potential for an economic recession; adoption of new tax legislation; fuel shortages; failure to develop and protect new technology; failure of technology to perform as expected; failure to prevent, detect and address cybersecurity incidents or comply with privacy regulations; negative outcomes of litigation, governmental proceedings or other disputes; and decisions or developments that result in impairment charges.

Please also see the key considerations and assumptions impacting expected financial performance in the Appendix and the Company's filings with the SEC, including Part I, Item 1A of the Company's most recently filed Annual Report on Form 10-K and subsequent Form 10-Qs, for additional information regarding these and other risks and uncertainties applicable to its business. The Company assumes no obligation to update any forward-looking statement, including financial estimates and forecasts, whether as a result of future events, circumstances or developments or otherwise.

Note on Financial Measures

This presentation includes operating EBITDA results and projections (sometimes referred to herein as Op. EBITDA). ***Management defines operating EBITDA as GAAP income from operations before depreciation, depletion and amortization.*** Operating EBITDA has been, and may in the future be, adjusted to exclude the effects of events or circumstances that are not representative or indicative of the Company's results of operations. When adjusted, operating EBITDA (sometimes referred to herein as Adj. Op. EBITDA) is a non-GAAP measure. This presentation also includes free cash flow results and projections (sometimes referred to herein as FCF). ***Management defines free cash flow as net cash provided by operating activities, less capital expenditures, plus proceeds from divestitures of businesses and other assets (net of cash divested)***. Free cash flow is a non-GAAP measure. Our definitions of operating EBITDA and free cash flow may not be comparable to similarly-titled measures reported by other companies. Non-GAAP measures should be viewed as a supplement to and not a substitute for GAAP measures.

For additional information about use of non-GAAP measures, including adjusted operating EBITDA, free cash flow, and return on invested capital, or ROIC, for Waste Management, Inc. on a consolidated basis ("WMI"), including reconciliations to the most comparable GAAP measures for WMI, please see the Appendix to this presentation. Additional information is also available in the notes to WMI's quarterly earnings results press releases and tables thereto, available at investors.wm.com. Adjusted operating EBITDA and free cash flow specifically for the Renewable Energy and Recycling lines of business are not derived from, and do not reconcile to, the Company's financial statements. Operating EBITDA for the Renewable Energy and Recycling lines of business is generally adjusted on a basis consistent with reporting of consolidated results of operations for WMI.

Due to uncertainty about the likelihood, amount and timing of potential future adjustments to exclude the effects of events and circumstances that are not representative or indicative of our results of operations, and other facts and circumstances subject to change as discussed in Forward-Looking Statements & Projections above, the Company is not able to provide a quantitative reconciliation of projected, estimated or targeted future adjusted operating EBITDA or free cash flow amounts to the comparable GAAP measure, except that the Appendix includes a table that presents two scenarios to illustrate our projected 2023 FCF range for WMI. As discussed above, actual results may be materially different from all such projections, estimates and targets.

Glossary

Please note that a glossary of certain defined terms is included in the Appendix.

Strengthening an Already Compelling Investment Thesis



Jim Fish
President & CEO

Compounding Shareholder Value

Stable, growing, and recurring revenue streams, driven by the most comprehensive and diverse assets and capabilities in the industry

Strong track record of **improving solid waste margins through disciplined pricing and targeted cost controls**

Innovative culture and cutting-edge technologies to maximize value from vertically integrated assets

Proven history of balancing capital allocation between organic and inorganic growth while returning capital to shareholders

Sustainability Investments Complement an Already Compelling Investment Thesis

Strategy for Long-term, Profitable Growth


Advancing Our Sustainability Leadership

Becoming an employer of choice by **putting our people first**

Sustainability

Strengthening value proposition and solutions to drive **positive benefits for all stakeholders**

Differentiation

Delivering value and experience through **industry-leading assets and expertise**

Optimization

Executing on **automation, efficiency,** and **revenue capture** initiatives

Utilizing **State-of-the-Art Technology** to enable enterprise strategy

On Track to Grow Adj. Operating EBITDA and FCF Nearly 2x from 2019 to 2027[1]

1. See page 3 for additional information on these financial measures and use of projections. All projections are as of April 5, 2023. See the Appendix for a reconciliation of historical results to the most comparable GAAP measures and key considerations and assumptions impacting expected financial performance.

Differentiated Leader with Strong Compounding, Profitable Growth

How We Win

Vertically Integrated Assets

15.2K collection routes

497 hauling operations

337 transfer facilities

254 active solid waste landfills

135 landfill gas-to-energy facilities[2]

97 materials recovery facilities (MRFs)

Strong Asset Base to Leverage New Investments

Technology

Investing in MRF automation

Extending WM Smart Truck℠ technology

Enhancing customer self-service tools

Expertise

World-class routing and logistics teams

Global recycling brokerage business

Innovative engineering teams

Leveraging Unmatched Scale and Capabilities

1. Data as of 12/31/2022.
2. Includes WM-owned and third-party facilities.

Leading the Way in Environmental and Economic Stewardship

Our Actions and Goals...

Transitioned **74%** of collection routes to compressed natural gas (CNG) vehicles

Increasing landfill gas (LFG) beneficially used from
45% to 65%[1]

Expanding tons of recyclables managed from
15M to 25M[2]

Generating significant **growth** in operating EBITDA and FCF from sustainability businesses

Proven execution on commitments as we deliver value-enhancing growth and success


COMPOST
RECYCLE
WM

WM Phoenix Open

...Result in Industry Leadership

S&P Dow Jones Indices A Division of S&P Global	Top 10% Global ESG – 2022
Newsweek	America's Most Responsible Companies – 2023
FORTUNE	World's Most Admired Companies – 2023
ETHISPHERE GOOD. SMART. BUSINESS. PROFIT.	World's Most Ethical Companies – 2023

Recognized Industry Leader, Doing What's Good for Business AND Our Stakeholders

1. By 2026 from 2021 baseline.
2. By 2030 from 2021 baseline.

Today's Participants

Experienced and Committed Management Team with Expertise to Execute



Jim Fish
President & CEO

Since: 2016
Joined WM: 2001



Devina Rankin
EVP, CFO

2017
2002



John Morris
EVP, COO

2019
1994



Tara Hemmer
SVP, Chief Sustainability Officer

2021
1999



Shahid Malik
VP, Renewable Energy

2023
2023



Brent Bell
VP, Recycling

2014
1997

WM

Poised for Sustainable Growth



Tara Hemmer
SVP, Chief Sustainability Officer

Accelerating Growth to Benefit All Stakeholders


Eagle Valley Landfill

Solutions partner at the intersection of two key customer trends: decarbonization and circularity

Uniquely positioned to drive value for our people, customers, the environment, and shareholders

Clear strategy to execute on opportunities in our Renewable Energy and Recycling businesses

Our Sustainability Growth Investment Program

Multi-year plan for significant investments

Renewable Energy
- 20 planned new WM-owned RNG facilities expected to generate 25M incremental MMBtu in 2026

Recycling
- 43 planned new or automated MRFs expected to add 2.8M incremental tons managed
- Increased automation and efficiency

Previously Announced Financial Highlights

Planning to invest **$2.2B+** in incremental CAPEX over 4 years	Targeting **$740M** in incremental annual Adj. Op. EBITDA[1]	Targeting **$580M** in incremental annual Free Cash Flow[1]

Always Working For A Sustainable Tomorrow®

Key Program Benefits

- Utilization and monetization of untapped assets
- Reduced carbon footprint
- Alignment with public policy goals
- Improved recycling commodity capture
- Increased circularity of recycled materials
- Deeper customer relationships
- Up-skilling of WM workforce
- Safer WM worksites

Anticipating Significant Advantages through WM's Commitment to Sustainability

1. Projected recurring annual contributions beyond 2026 from previously announced sustainability growth investments as of January 31, 2023. See page 3 for additional information on these financial measures and use of projections.
Also see the key considerations and assumptions impacting expected financial performance in the Appendix.

Clear Strategy to Accelerate Growth and Value

Sustainability	Differentiation	Optimization
Renewable Energy	• Most comprehensive portfolio of landfills • Industry-leading fleet of CNG trucks • Largest network of owned facilities	• Increasing beneficial use of landfill gas • Strategic third-party relationships • Ability to develop new LFG-to-Energy capacity
Recycling	• Brokerage capabilities; supports core growth • Scale to provide fully circular solutions • Proprietary sorting technology	• Ongoing MRF automation • Material quality enhancement; optimizing mix • Ability to help meet global demand needs

Strong Balance Sheet Enables Us to Capitalize on Environmental Trends for Growth

Track Record of Executing on Sustainability Investments

1982–2000	2001–2022	2023 and beyond
Renewable Energy | Largest LFG-to-Energy Network in the U.S.		
✓ **1982–1985**: **Co-developed LFG-fueled** engines and turbines ✓ **1980s–1990s**: Added first **LFGTE**[1] plant and rapidly scaled	✓ **2003**: Created **WM Renewable Energy** ✓ **2015–2022**: Commissioned **5 LFG-to-RNG facilities** responding to low-carbon fuel demand	✓ Executing on plans for **20 new WM-owned RNG projects** ✓ **Positioning** for potential e-RIN[2] activation ✓ **Working strategically** with third-party developers on our landfills
Recycling | Managing the Most Post-consumer Recyclables in North America		
✓ **1980s**: **Operated** handful of **recycling facilities** ✓ **1994**: Partnered with Smurfit to establish **1st single stream solution**	✓ **2006:** WM MRF processed **20K+ tons/month**, a 1st in recycling business ✓ **2021**: **Operated 4 automated MRFs** and managed total of **15M+ tons** ✓ **2022:** Acquired controlling interest in **Natura PCR** for **plastic film processing**	✓ Driving **growth**, **efficiency,** and **circularity,** targeting management of **25M+ tons** by 2030 ✓ **Growing** unique **recycling brokerage** business ✓ **Planning to automate** additional 27 MRFs by 2026

Continuing our Commitment to Sustainability and Long-term Value Creation

1. Landfill gas-to-electricity.
2. RIN stands for Renewable Identification Number; e-RIN is a term used to describe a potential RIN created by using qualifying renewable electricity in electric vehicles. See the glossary at the end of this presentation.

Why We Win | Industry-Leading Capabilities and Talent

Size and Scale
Optimizing most comprehensive network of landfills and MRFs with access to materials across the business

Business Model
Leveraging vertical integration benefits to focus on evolving our service models

Customer Focus
Partnering to create solutions helping customers achieve their own sustainability goals

Innovation
Developing unique solutions tackling our greatest opportunities

Regulatory Expertise
Capturing opportunities from evolving regulations related to waste and recycling

Financial Flexibility
Investing decisively with ability to quickly scale new growth initiatives

People
Cultivating the workforce of the future and strengthening our safety culture

Delivering Positive Impacts for All Stakeholders while Delivering Strong Returns

Case Study | Strong Complement to Core Solid Waste Business

Initial Results Demonstrate Meaningful Profitable Growth Alongside Core Disposal Assets

On average, WM's RNG investments **more than doubled Adj. Op. EBITDA[1]** at our first 4 sites

Strategically pursued **best initial opportunities**



>2x
Original Landfill Adj. Op. EBITDA
Incremental RNG Adj. Op. EBITDA
Total Site Adj. Op. EBITDA



Going Forward…

On average, disposal sites with RNG plants are expected to **increase site Adj. Op. EBITDA by 50-75%[2] while improving environmental performance**

1. See page 3 for additional information on these financial measures and use of projections. All projections are as of April 5, 2023. Adjustments to historical op. EBITDA are consistent with the items set forth in the reconciliation of total Company adj. op. EBITDA in the Appendix.
2. Assumes blended average RNG value of $26/MMBtu which is equivalent to $2.00 RINs and $2.50 natural gas for RNG sold in the transportation market. Also see the key considerations and assumptions impacting expected financial performance in the Appendix.

WM

Sustainability Investments Expected to Deliver Significant Environmental Benefits

Sustainability Investments are Paramount to…	…Continuously Executing on Strategy and Sustainability Goals[1]
Monetizing increased capture of LFG **by converting to renewable energy**	**Climate Goal**
Expanding capture supports growth and **decreases GHG emissions**[2]	**Aiming to reduce** absolute Scope 1 and 2 GHG emissions[2] by **42%** by 2032
Capturing more recyclable **materials** for **beneficial use**	**Circularity Goal**
Recovering materials helps reduce **emissions** from virgin material sourcing for **customers**	**Targeting to increase** recovery of materials by **60% to 25M tons** by 2030, including interim milestone of **+25%** by 2025





Driving Sustainable Profitable Growth while Increasing Environmental Benefits

1. Relative to 2021 baseline.
2. Greenhouse Gas Emissions. See glossary at the end of this presentation.

Growing Financial Contribution Supports Growth in Core Business

- **Today…**
  Strategically Important:
  But only **<10%** of 2022 Adj. Op. EBITDA[1]


Core
Sustainability

- **Tomorrow…**
  Larger Share of Mix Complementing Sizeable Core:
  Projecting **~15%** of 2026 Adj. Op. EBITDA[1]


Core
Sustainability

Strong Complement to Solid Waste		
National Account Growth	Strong capabilities support growth with largest customers	National Account business has **more than doubled** through differentiated recycling offering[2]
Customer Lifetime Value	Ability to provide multiple services increases lifetime value	On average, customers with multiple services **stay ~10% longer and contribute higher profitability**
Solutions Provider of Choice	Renewable resources position WM as key environmental solutions provider	Adding renewable energy assets to landfills serves as a **key competitive differentiator** with our sustainability-focused customers

Executing on Strategy to Drive Anticipated Growth from Sustainability Businesses

1. See page 3 for additional information on these financial measures and use of projections. All projections are as of April 5, 2023. See the Appendix for a reconciliation of historical results to the most comparable GAAP measures and key considerations and assumptions impacting expected financial performance.
2. From 2015 to 2022.

Poised for Sustainable Growth

What You Heard | Doing Good that's Good for Business

- **Solutions partner** at the intersection of two key customer trends: decarbonization and circularity
- **Uniquely positioned** to drive value for our people, customers, the environment, and shareholders
- **Clear strategy to execute** on opportunities in our Renewable Energy and Recycling businesses

What You Are Going to Hear

- Poised for next phase of **renewable energy growth**
- Differentiated recycling business has **multiple levers for value creation**


American Landfill

Building the Leading Platform in Renewable Energy from Waste



Shahid Malik
VP, Renewable Energy

Poised for Next Phase of Renewable Energy Growth Based on Unparalleled Size and Scale



- Well-positioned to develop assets that directly tie to **decarbonization** mega-trend
- Strong **vertical integration** advantages as we pursue high potential LFG-to-Energy opportunities
- **Asset optionality** to drive positive outcomes for shareholders

Market Leader Creating Environmental and Economic Value

Vertical Integration + **Downstream Optionality** = **Diverse Expected Benefits**

Vertical Integration

- Collection
- Transfer
- Landfill
- LFG Processing

Downstream Optionality

- Gas-to-Electricity
- Gas-to-RNG
  - CNG Fueling (Transportation Market)
  - 3rd Party Sales (Voluntary Market)

Diverse Expected Benefits

Circularity	**Up to 80% reduction** in fleet CO_2e[1]	Fueling our CNG collection fleet[2]
Decarbonization	**RNG substitution** benefits environment	Increasing beneficial use of landfill gas by utilities/industry
Shareholder Value	**Monetizing** byproduct from core business	Growing incremental Op. EBITDA and FCF

Enhancing Value for Customers and Shareholders

1. Measured in metric tons of carbon dioxide equivalent when replacing a diesel collection vehicle with a CNG collection vehicle fueled by RNG.
2. RNG production is expected to exceed our CNG fleet demand by 2026.

WM

Capturing Long-term Opportunity to Support Financial Outperformance

Growing the Renewable Energy Portfolio



~120M MMBtu Captured[1]
~135M MMBtu Captured[1]
65
30
19
3
3
45
28
31
28
3
~45% Beneficial Use
~65% Beneficial Use
2021
2026
Available for Beneficial Use
WM LFGTE[2]
Third-party
WM RNG
WM Gas to Industrial Customers

Doing What's Right for Customers, Shareholders, and the Environment

Expected 2026 Facilities and Annual Volumes

24 RNG facilities → **~28M** Total MMBtu

59 LFGTE facilities → **~28M** Total MMBtu; **1.8-2.0** MWh[3]

59 Third-party facilities → **~31M** Total MMBtu

Future Development Opportunity

~45M Incremental MMBtu

Monetizing Available Assets to Drive Incremental Shareholder Returns

1. Landfill gas captured assumes a 50% methane (CH_4) content and 2026 projections are based on a 4% annual growth rate from current volumes. Landfill gas flows to produce renewable energy may fluctuate due to various factors.
2. Landfill gas-to-electricity.
3. MWh: Megawatt hour.

Well-positioned for Rapidly Growing Renewable Natural Gas Opportunity

Winning Platform

- Largest network of landfills in North America
- Long standing experience successfully constructing and operating renewable energy plants
- Strong balance sheet and ability to leverage WM's resources
- Ability to close the loop with vertical integration and fleet benefits

+

Growing Demand

- Strong growth expected for RNG in large natural gas marketplace
- Decarbonization trend increasing
- Regulatory tailwinds (e.g. Renewable Fuel Standard)

2026 Milestone Goals

- **+25M** additional MMBtu of RNG
- **65%** beneficial use of captured landfill gas
- **+$500M** RNG Adj. Op. EBITDA[2]
- **+$250-$350M** of cumulative Investment Tax Credits[1,2,3]

Unique Combination of Assets Plus Growing Demand Drive Progress Toward Milestones

1. See the glossary at the end of this presentation.
2. See page 3 for additional information on this financial measure and use of projections. All projections are as of April 5, 2023. See the Appendix for key considerations and assumptions impacting expected financial performance.
3. Projected Investment Tax Credits generated by RNG business based on assumptions set forth in the Appendix and expected to be realized primarily in 2024, 2025, and 2026.

Capabilities, Scale, and Expertise Enable Sustainable Competitive Advantages

Premier Asset Base
Extensive, available landfill gas drives cost advantages

Intrinsic Circularity
Environmental credits captured via WM truck fleet

Engineering Expertise
Successfully built and operated ~100 gas and electric plants

Proven Track Record
Strong safety and operational record with industry-leading expense of $5-7/MMBtu[1]

Technology and Infrastructure
Speed, capacity, and efficiency to capture opportunities


WM Skyline RNG Facility

Unique, Vertically Integrated Model Fuels Industry Leadership

1. Operating costs; excludes DD&A and SG&A.

Robust RNG Demand Expected to Outpace Supply

Transportation Market
Direct monetization of RNG by creating RINs through WM and other CNG fleets

Voluntary Market
Purchase and consumption of RNG by companies for decarbonization efforts

Under Most Scenarios, U.S. RNG Supply Trails U.S. RNG Demand Until at Least 2030

US RNG Supply & Demand[1] (Bcf/d)



Demand (Transportation)
Demand (Utilities w/Blending Mandate)
RNG Production
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033

RNG Market Dynamics

Current RNG *supply* is small but growing

- Current production (<0.2 Bcf/d) represents ~0.22% of total natural gas market

RNG *demand* growing 4-5x by 2030 due to:

- Renewable fuel standards
- Purchase commitments from utilities, other large companies
- State-level regulatory requirements

Proposed EPA Set Rule provides additional support for WM's renewable energy business

- Multi-year RVO[2] provides stability to the program

Executing to Capture Our Fair Share of Attractive Addressable Market

1. U.S. RNG Supply & Demand per Bloomberg U.S. Biofuels Outlook: Renewable Natural Gas, March 2022. The Demand scenario assumes utilities with a blending mandate or green gas tariff would gradually increase the blended amount each year, reaching 20% RNG in their system by 2040.
2. Renewable Volume Obligation. See glossary at the end of this presentation.

Holistic Portfolio Management and Optimization

Price fluctuations occur in all commodity markets… …but can be mitigated by proactively identifying, monitoring, and managing portfolio risk

Transportation Market Pricing

Typically, an **index price**, subject to market, political, and regulatory influence with emerging opportunities for fixed short and mid-term contracts

Voluntary Market Pricing

Mix of **fixed and index pricing**, under short- and long-term offtake agreements

Multiple Tools in Risk Management Toolbox

- **Proactive contracting approach** and dollar cost averaging
- **Flexible contract structures** with sliding scales, pricing tiers, etc.
- **Long-term offtake agreements** with high-quality counterparties

Recent Example

Long-term sale in the voluntary market to the University of California system	**300K MMBtu per year** at fixed prices, driven by California's emission reduction requirements	Transaction **started in 2022, continuing for ~12 years** with mutual option to extend by 5 years

Clear Strategy to Optimize Portfolio Performance with Disciplined Approach

Programmatic Price Risk Management Framework

De-risking RNG Portfolio through Contracted Forward Sales in Transportation and Voluntary Markets

Implementing A Balanced Approach to Risk

- ✓ Contracting with stable, high-quality buyers in the voluntary and transportation markets
- ✓ Diversifying across multiple buyers
- ✓ Staggering the length of offtake agreements
- ✓ Utilizing a mix of fixed and indexed pricing for RINs and RNG
- ✓ Leveraging a "dollar cost averaging" approach[1]



WM Plans to Execute Forward, Fixed-price Sales on a Rolling 36-month Basis[2]
Fixed price sales as percentage of total price exposure
70-90% of current year volume secured at a fixed price before start of the year
30-50% of 2nd year volume secured at a fixed price
10-30% of 3rd year volume secured at a fixed price
0 - 12 months
13 - 24 months
25 - 36 months

Program seeks to minimize earnings volatility and optimize value over rolling 36 months

Proactively Mitigating Earnings Volatility as RNG Share of Enterprise Earnings Grows

1. Dollar-cost average by layering in sales at regular intervals over the next 3 years.
2. Targeted sales in future years based on current expectations.

Investing to Capture Significant Opportunity with Additional Upside in Future Years

New RNG Investments are Expected to Generate Attractive Returns, Driving Anticipated ~$500M in Incremental Annual Adj. Op. EBITDA by 2026[1]

Actual and Projected Incremental RNG Volume (Millions of MMBtu)



0
1
8
19
25
1
2
7
18
20
2022
2023
2024
2025
2026
RNG Volume
New RNG Sites in Service

Actual and Projected Incremental RNG CAPEX ($M)



$240
$525
$330
$120
$-
2022
2023
2024
2025
2026

Actual Adjusted and Projected Incremental RNG Operating EBITDA[1,2] ($M)



$0
$10
$150
$385
$500
2022
2023
2024
2025
2026

Actual and Projected Incremental RNG FCF[1,2,3] ($M)



-$235
-$505
-$95
$385
$450
2022
2023
2024
2025
2026
Following realization of the IRA benefits from ITCs in 2026, annual recurring FCF is expected to be $400M in 2027+

1. See page 3 for additional information on these financial measures and use of projections. All projections are as of April 5, 2023. Historical FCF is calculated consistent with the reconciliation of total Company FCF in the Appendix. Calculations of projected RNG FCF includes 100% of estimated benefit of $250 million to $350 million ITCs generated by RNG business. See the Appendix for key considerations and assumptions impacting expected financial performance.
2. Assumes blended average RNG value of $26/MMBtu, which is equivalent to $2.00 RINs and $2.50 natural gas for RNG sold in the transportation market. See Appendix for other assumptions.
3. Projected ITCs generated by RNG business based on assumptions set forth in the Appendix and expected to be realized primarily in 2024, 2025, and 2026.

Leveraging Scale and Capabilities to Capture Landfill Gas-to-Electricity and Potential e-RIN Opportunity

High Quality Business Today…

- **~60 fully owned plants** (largest LFG-to-Electricity producer)
- **Stable, consistent revenue and earnings** from existing assets
- **Potential opportunity to monetize additional smaller sites** via e-RIN pathways

…with Potential to Become a Great Business as Market Trends Play Out

- Establishment of potential e-RIN monetization via Proposed EPA Set Rule
- Buildout of additional LFG-to-Electricity to monetize gas at smaller sites
- Development of e-RIN generation agreements with EV manufacturers
- Growth in demand for electricity from biogas to power EVs[1]
- Leads to ongoing renewable electricity demand that outpaces biogas production



Cellulosic Biofuel Electricity Forecasted Supply and Demand[1]
GWh/Year
Transportation Demand - EPA
Biofuel Electricity Supply - EPA
Extrapolating EPA's forecast shows renewable electricity demand from EVs surpassing qualifying supply post 2028
110K
100K
90K
80K
70K
60K
50K
40K
30K
20K
10K
0K
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030

Capitalizing on Growing Demand for Renewable Electricity Generation

1. EPA provided supply and demand data up to 2026. Future projection is extrapolated using EPA's method and projected EV sales data from IEA and EVAdoption. Sources: EPA, IEA, EVAdoption, Oliver Wyman Research and Analysis.

Significant Potential e-RIN Opportunity Unlocks Value in Landfill Gas-to-Electricity Portfolio with No Incremental Capital

WM Economic Value Drivers

- ✓ **Maximize power production**, anticipate **1.8-2.0M MWh** sold in 2026
- ✓ Portfolio is expected to generate **a minimum of $70M in incremental value from e-RIN generation to WM in 2026**
- ✓ Expecting **full benefit in 2026** although timing could vary depending on EPA approvals

Key Assumptions Driving $70M+ Financial Projection[2]

- ✓ **Based on current Proposed EPA Set Rule**, which has not yet been finalized
- ✓ Uses kWh to e-RIN conversion factor contained in the Proposed EPA Set Rule
- ✓ Assumes a $2.00 RIN price
- ✓ Conservative assumptions for percentage of e-RINs allocated to WM and percentage of power utilized to generate e-RINs[1]

RIN Market Overview	Source	RIN Origination	Purpose / Pricing
Conventional RIN	Renewable ***natural gas*** allocated to CNG vehicles	Generated by ***producers of fuel*** (WM) and made from renewable biogas	Once created, e-RINs and conventional RINs serve the same purpose, driving parity in secondary market values
e-RIN	Renewable ***electricity*** allocated to electric vehicles	Generated by ***EV manufacturers*** via agreements with generators of renewable electricity from biogas (WM)	

Potential Upside Exists Depending on a Variety of Factors

1. Such conservative assumptions are (i) 25% share of e-RINs to WM in an e-RIN generation agreement, and (ii) approximately 70% of WM's total power placed on the grid in 2026 utilized to generate e-RINs. Actual percentages are subject to a number of uncertainties and existing and future commercial arrangements.
2. See page 3 for additional information about our use of projections and other risks and uncertainties and the Appendix for additional key considerations and assumptions. All projections are as of April 5, 2023.

Strategically Working with Third-party Developers on our Landfills

Optimizing Mix of WM-Owned vs. Third-party Facilities at Landfills

Third-party relationships can enable WM to:

- ✓ Focus WM's development on top-tier opportunities
- ✓ Work with owners of existing third-party facilities at our landfills to redevelop sites as higher value projects (e.g., converting LFGTE[2] to RNG facilities)
- ✓ Diversify portfolio risk and revenue streams
- ✓ Accelerate an attractive incremental earnings stream
- ✓ Utilize more of our landfill gas
- ✓ Create annuity-like earnings with minimal operational and capital risk

Additional Upside

Lower Priority RNG Opportunities developed with third parties expected to add

~$30M

incremental annual Adj. Op. EBITDA by 2026[1]

Adding Incremental Future Earnings from Lower Priority Landfill Sites

1. See page 3 for additional information on this financial measure and use of projections. All projections are as of April 5, 2023. Projections are based on $26/MMBtu RNG value and assumes projects under consideration have similar terms to existing third-party agreements. See the Appendix for key considerations and assumptions impacting expected financial performance.
2. Landfill gas-to-electricity.

WM

Case Study | Proven Ability to Create Shareholder Value through Third-party Relationships

Background

- WM had existing relationship with Kinetrex (now part of Kinder Morgan)
- 3 LFGTE[1] facilities were developed by Kinetrex on WM landfills in Indiana
- Made **strategic decision** to sell LFG development rights to Kinetrex in exchange for royalty on future production

Strategically Leveraged Our LFG Rights

- Kinetrex agreed to convert plants to RNG, with **no incremental capital investment** from WM
- WM will continue to receive **ongoing royalty stream** on future RNG production
- WM renewable energy **revenue expected to double** at these sites from 2022-2026



2X
Revenue
2022
2026

Outcome

Monetized lower priority RNG opportunities to **optimize financial returns and capital allocation**

Development Optionality Provides Additional MMBtu Monetization Opportunities

1. Landfill gas-to-electricity.

Key Contributors to 2026 Adj. Op. EBITDA Growth[1]

Renewable Energy Platform is Positioned to Potentially Add ~$600M+ Adj. Op. EBITDA in 2026[1]

~$500M	$70M+	~$30M
RNG	e-RINs	Third-party Development

Leveraging landfills and facilities in innovative ways to benefit our shareholders



WM Outer Loop RNG Facility

Focused on Increasing Positive Momentum

1. See page 3 for additional information on this financial measure and use of projections. All projections are as of April 5, 2023. See the Appendix for key considerations and assumptions impacting expected financial performance.

WM

Strong Potential from Future Opportunities

Landfill Gas Available for Beneficial Use (45M MMBtu)	Carbon Capture and Storage	Sustainable Aviation Fuel	Organics
• Pursue additional RNG projects • Exercise optionality to pivot to electric plants • Expand third-party development	• Explore potential to capture and sequester at WM sites • Develop greenfield infrastructure	• Supply RNG as feedstock for "green" jet fuel with 80% lower carbon emissions • Support innovation to serve aviation fuel market	• Convert food waste into renewable energy • Complement core business

Aiming to Reach ~90% Beneficial Use

Potential Tax Benefit(s) Continue to leverage tax incentives to increase revenue, reduce capital costs, and align environmental benefits with stated public goals

Well-positioned to Capitalize on Opportunities in Expanding Renewables Economy

Building the Leading Platform in Renewable Energy from Waste

Well-positioned to develop assets that directly tie to **decarbonization** mega-trend

Strong **vertical integration** advantages as we pursue high potential LFG-to-Energy opportunities

Asset optionality to drive positive outcomes for shareholders


4160 VOLTS
TG2
WM Orchard Ridge LFGTE Facility

Leading the Way in the Circular Economy



Brent Bell
VP, Recycling

Industry Leader with Unique Capabilities


Westside Houston MRF

Differentiated Recycling business has **multiple levers for value creation**

Market Leader with Scale and Expertise

Largest North American Manager of Recyclables[1]

7,780,337 Paper	1,226,043 C&D[2]/Wood	584,756 Glass
516,717 Plastic	417,452 Metal	3,919,198 Mixed Organics
884,281 Fly Ash	5,105 Other	3,567 e-Waste/Lamps/Batteries

5M Tons of Volume Across MRF Footprint[1]


97 All
46 Single Stream
28 Commercial
12 C&D
11 Other

Well-positioned to Deliver Strong Growth and Operating EBITDA Expansion

1. All data based on tons in 2021.
2. Construction and demolition.

Strong and Growing End-Market Demand

Increasing Commitments from Manufacturers…	…Plus Other Significant Commitments…	…and Potentially Favorable Legislative and Regulatory Tailwinds

CPG and Packaging Companies Public Commitments on:

- Recycled Content
- Material Recyclability
- Recycling Rate
- Material Reduction

Packaging, Consumer Product, and Retail Companies Expected to Drive Significant Demand Growth through 2030[1]

4-5x

increase in demand for plastics materials alone[1]

Minimum Content Legislation

- **Passed** in 4 states (CA, ME, NJ, WA); potential for "halo effect" as producers align across footprint

Extended Producer Responsibility (EPR) Laws

- **Passed** in 4 states (CA, CO, ME, OR) and 7 Canadian provinces (AB, BC, MB, NB, ON, QC, SK)
- 13 states **considering** legislation in 2023

Leveraging Market Leadership to Capitalize on Favorable Sector Trends

1. Source: EPA, IHS, McKinsey circular model and base year 2019.

Unique Capabilities to Drive Differentiation and Strengthen Value Proposition

Size and Scale to Serve Large Customers and Retail Brands

- Grow largest recycling business in North America
- Expand solutions globally (top 10 U.S. exporter)

Ability to Provide Fully Circular Solutions for Customers

- Work with partners to recycle customer materials
- Put valuable materials back into their operations

Proprietary Sorting Technology to Maximize Content Capture

- Leverage patent protected next-gen facility
- Extract materials with highest market values

Industry-leading Talent and Expertise

- Apply learnings from automation projects quickly and at scale
- Position for sustained success in new and existing markets

Internal Brokerage Capabilities with Centralized Marketing Arm

- Pool materials for premium product pricing
- Enhance market insight to move materials globally to highest demand areas

Creating Value through Industry-leading Expertise

Deep Dive | Internal Brokerage Capabilities Supports Growth Across Waste Management

Providing Critical Solutions for Key End-Market Users


MRF
~5M
Brokerage
~4M
Breakdown of Tons Managed
Managed via third-party processors
~1M
Other[1]
~5M

Supporting Total Company Growth with Strong Recycling Differentiator

- **Combines National Account customer materials with MRF processed materials** to generate best values
- Helps **capture wallet share** in National Accounts through bundled services
- Leverages larger basket of volumes with **favorable contract terms**
- Affords **flexibility to market materials** globally
- Increases **return on invested capital** for broader business

Unique Brokerage Advantage Ensures Customers Get the Highest Value for Materials

1. Other includes materials like Organics, Fly Ash, etc.

Clear Strategy to Enhance Economic Value

~$240M Annual Adj. Op. EBITDA Projected by 2026 via MRF Investments[1]

Enhancing Material Quality	Expanding Capacity in Existing Markets	Unlocking Volume in New Markets	Driving Value through Labor Efficiency
~$70M	**~$35M**	**~$65M**	**~$70M**
Projected Annual Adj. Op. EBITDA	Projected Annual Adj. Op. EBITDA	Projected Annual Adj. Op. EBITDA	Projected Annual Adj. Op. EBITDA

Multiple Levers to Unlock and Compound Growth

1. See page 3 for additional information on this financial measure and use of projections. All projections are as of April 5, 2023. Assumes $125/ton blended value for commodity prices. 60% of value is independent of commodity price levels. Projected incremental annual operating EBITDA ranges from $200M to $260M assuming commodity prices range from $75/ton to $150/ton. See the key considerations and assumptions impacting expected financial performance in the Appendix.

WM

Enhancing Material Quality Drives Increased Revenue

Projected Incremental Annual Adj. Op. EBITDA ~$70M by 2026[1]

Further Separating Materials for Higher Value

Leveraging Patented Technology for More Efficient Sorting and Processing

- Optical Sorters
- Volumetric Scanners
- Control Center
- Cameras
- Intelligent Sorting

Blended Recycled Commodity Value Provides Revenue Premium


All Other SS MRFs
Automated SS MRFs

Automated sites blended value is higher by ~15%

Increasing Commodity Capture to Boost Revenue

Increasing Capture Rates and Reducing Residue

Generating higher quality material from inbound feedstock

- **Fiber**: separating higher-value paper products
- **Plastics**: further separating resin types by grade/color
- **Glass**: producing higher quality 3-mix product for end-markets

Boosting revenue from additional commodity capture

- Reducing recyclable content within residue
- Re-aligning commodity capture to shifting end-market demands
- Automating to yield higher recovery rates

Optimizing Product Mix to Support Sustainable Revenue Growth

1. See page 3 for additional information on this financial measure and use of projections. All projections are as of April 5, 2023. See the key considerations and assumptions impacting expected financial performance in the Appendix.

Expanding Capacity in Existing Markets

Projected Incremental Annual Adj. Op. EBITDA ~$35M by 2026[1]

Well-positioned for Expected 1M+ Ton Increase in Capacity

- Providing additional support for **higher diversion rates for customers**
- Expanding to include **additional recyclable commodities**
- **Responding to shifts** in end-market demand (e.g., growing demand for plastics from consumer-packaged goods companies)
- **Supporting goal to increase recovery** of materials for beneficial use to **25M+ tons** per year by 2030

Realizing Automation Capacity Expansion Benefits

- Automated equipment has ability to process material at faster rates than ever before, processing **30-40% more tons** than non-automated MRFs utilizing similar footprint
- Our Chicago MRF, one of the largest facilities in North America, can process 66 tons per hour, **more than double** the average throughput of non-automated MRFs


Aluminum Bales at WM MRF

Generating Growth as We Lead the Way to a More Circular Economy

1. See page 3 for additional information on this financial measure and use of projections. All projections are as of April 5, 2023. See the key considerations and assumptions impacting expected financial performance in the Appendix.

Unlocking Volume in New Markets

Projected Incremental Annual Adj. Op. EBITDA ~$65M by 2026[1]

Expanding to Communities that Lack and Need Access

Entering 8 new markets

- Focusing on high-growth population areas
- Leveraging existing facilities where possible to create hub-and-spoke model

Targeting 4 additional markets

- Continuing strategic expansion

Achieving new projected capacity totaling ~1.8M tons

- Internalizing existing volumes
- Expanding service offerings



Portland
Oakland
Toronto
Detroit
Brooklyn
Nashville
Fort Walton
Miami
8 All
4 Single Stream
2 C&D
2 Commercial

Focused on Value-added Materials to Meet New Customer Demands

1. See page 3 for additional information on this financial measure and use of projections. All projections are as of April 5, 2023. See the key considerations and assumptions impacting expected financial performance in the Appendix.

Driving Value through Labor Efficiency

Projected Incremental Annual Adj. Op. EBITDA ~$70M by 2026[1]

Full Year 2022 Benefits from Automation

Upskilling and retaining workers while reducing contracted headcount

Increased Productivity and Efficiency

Headcount Reduction
% Achieved



By 2026
~1,300
By 2023
40%
As of 2022
25%
Progress

Labor Cost/Ton
Processed



Non-Automated MRFs
Automated MRFs

30% Improvement on labor cost/ton

Safer Work Environment

Total Reported Incident Rate
(TRIR), YTD



Non-Automated MRFs
Automated MRFs

43% Improvement

Driving Business Optimization through Continuous Improvement Mindset

1. See page 3 for additional information on this financial measure and use of projections. All projections are as of April 5, 2023. See the key considerations and assumptions impacting expected financial performance in the Appendix.

Automation Projects Catalyzing Growth and Value Creation

35 Automation Projects Planned or Completed


4 Completed prior to 2022
4 Completed in 2022
7 Planned for 2023
11 Planned for 2024
9 Planned for 2025
27 Planned Projects

Case Study: Houston



Objectives

New **State-of-the-Art MRF** to replace two legacy facilities

Increase capacity/throughput, **reduce** labor costs, **improve** commodity recovery and revenue quality, **maximize** material values

Results

75% increase in processing capacity

51% reduction in volume of recyclables in residue

33% reduction in labor costs per ton

31% increase in average revenue per ton

Building on Prior Success as We Scale Efforts

Significant Incremental Growth Opportunity

Labor Efficiency, Revenue Quality, Capacity Expansion, and New Markets Driving ~$240M in Annual Adj. Op. EBITDA by 2026[1]

Actual and Projected Incremental MRF Capacity[2]
(Millions of Tons)



5
13
30
43
43
0.1
0.8
2.1
2.8
2.8
2022
2023
2024
2025
2026
MRF Incremental Capacity
MRF Projects in Service

Actual and Projected Incremental Recycling CAPEX
($M)



$321
$455
$180
$45
$-
2022
2023
2024
2025
2026

Actual Adjusted and Projected Incremental Operating EBITDA
($M)



$15
$30
$115
$215
$240
2022
2023
2024
2025
2026

Actual and Projected Incremental Recycling FCF[1]
($M)



2022
2023
2024
2025
2026
-$310
-$430
-$95
$115
$180

1. Adj. Op. EBITDA excludes temporary costs associated with MRFs under construction. Free cash flow projections exclude incremental interest related to these investments. See page 3 for additional information on these financial measures and use of projections. All projections are as of April 5, 2023. Historical Adj. Op. EBITDA and FCF are calculated consistent with the reconciliations of total Company financial measures in the Appendix. See the key considerations and assumptions impacting expected financial performance in the Appendix.
2. From 43 automation and new markets investments only.

Additional Upside from Future Recycling Opportunities

Capability Expansion

- Capitalize on Natura PCR investment with $125M of additional investment
- Meet demand for plastic recycling

Organics

- Continue to expand organics network, focused on food waste solutions
- Leverage network of solutions for National Accounts

Sustainability Services

- Sponsor WM Phoenix Open; the largest zero waste sporting event in the world
- Work with companies, sporting events, and large venues to create zero waste solutions

Deliver Circularity Continued opportunity to unlock value by sourcing and delivering high-quality, in-demand recyclable materials


natura PCR
Natura PCR Plant - Waller, TX

Delivering on the Promise of Full Circularity Solutions

Leading the Way in the Circular Economy

Differentiated Recycling business has **multiple levers for value creation**


Westside Houston MRF

Executing on Key Financial Commitments



Devina Rankin
EVP, CFO

Delivering Another Strong Year of Company-wide Growth

2023 Outlook[1]

4 - 5.5%
Revenue Growth

6 - 8%
Adj. Operating EBITDA Growth

+40-80 bps
Margin Expansion

$2.6B - $2.7B[2]
FCF Excluding Sustainability Growth Investments

Clear plan to deliver on financial commitments while confidently executing on strategic investments

WM Hauling Site in Wisconsin



WM
Hiring Today,
For Tomorrow

Continuously Executing on Strategy to Sustain Long-term, Profitable Growth

1. See page 3 for additional information on these financial measures and use of projections. All projections are as of April 5, 2023.
2. See the Appendix to this presentation for scenarios that illustrate our projected free cash flow range.

WM

Strong Expected Returns from Sustainability Investments as We Execute on Commitments



Actual and Projected Incremental CAPEX ($M)
$561
$980
$510
$165
$ -
2022
2023
2024
2025
2026
RNG
Recycling
Actual Adj. and Projected Incremental Operating EBITDA[1] ($M)
$15
$40
$265
$600
$840
$740
$100
2022
2023
2024
2025
2026
RNG
Recycling
Third Party
e-RINs
Actual and Projected Incremental FCF[1,2] ($M)
RNG
Recycling
Third Party
e-RINs
$705
$75
$630
$500
-$545
-$935
-$190
2022
2023
2024
2025
2026
Following realization of the IRA benefits in 2026, annual recurring FCF is expected to total $655M in 2027+

Additional Non-Financial 2026 Projected KPIs:

~135M MMBtu	~65%	25%+	~19M
landfill gas collected	landfill gas beneficially used	increase in recovery of materials	tons from recycling

1. See page 3 for additional information on these financial measures and use of projections. All projections are as of April 5, 2023. Historical adj. op. EBITDA and FCF are calculated consistent with the reconciliations of total Company financials measures in the Appendix. See the Appendix for key considerations and assumptions impacting expected financial performance.
2. FCF includes $250 million to $350 million of ITC benefits projected to be realized primarily in 2024, 2025 and 2026.

How We Plan to Nearly Double WM 2019 Adj. Op. EBITDA and FCF by 2027[1]

Path to Projected Adj. Op. EBITDA of $8.0-8.5B



$4.4B
$5.5B
$8.0-$8.5B
7.7% CAGR
~8-9% CAGR
2019 Adj. Op. EBITDA
Op. EBITDA Growth
2022 Adj. Op. EBITDA
Core Op. EBITDA Growth
Sustainability Op. EBITDA
2027 Adj. Op. EBITDA

Path to Projected FCF of $3.8-$4.2B



$2.1B
$2.5B
$3.8-$4.2B
6.0% CAGR
~9-11% CAGR
2019 FCF
FCF Growth
2022 FCF[2]
Core FCF[3] Growth
Sustainability FCF
2027 FCF

Driving Strong Core Profitability and Growing Economic and Environmental Value

1. See page 3 for additional information on these financial measures and use of projections. All projections are as of April 5, 2023. See the Appendix for a reconciliation of historical results to the most comparable GAAP measures and key considerations and assumptions impacting expected financial performance.
2. Core FCF, excluding 2022 sustainability investments.
3. Net of 2022 sustainability investments.

WM

Managing Risk to Ensure Profitable Growth

Flexible Framework to Manage Risk

- Proactive **contracting** approach
- Long-term **offtake agreements**
- Flexible contract **structures**
- Regulatory and legislative **engagement**
- Multiple **monetization** channels
- **Robust** financial strength and **balance sheet**

Investments Supported by Strategy and Core Business

- Provide **stability** in earnings and cash flows
- Enable **flexibility** to allocate capital to highest and best use
- **Deepen customer relationships** while supporting decarbonization and circularity
- **Optimize** both physical assets and proprietary expertise

Confident in current financial expectations and well-positioned for upside

New Investments Present Financial Upside with Manageable Earnings and Cash Flow Sensitivity

Continued Commitment to Prudent Capital Management

Disciplined capital allocation… | **…drives strong outcomes**

	5-Year Look Back	Go-Forward Outlook
1. Reinvestments Continued Asset Optimization	**$1.8B** average annual CAPEX to support the business, or 10.7% of sales	Long-term target range to support the business: **9.5-10.5% of sales**
2. Dividends Long-term Growth Potential	**8.5%** compound annual dividend growth rate	Target **40-50% payout** of FCF[1,3]
3. M&A Proven Execution Track Record	**$5.5B** invested	**Focused and disciplined** approach
4. Buybacks Flexibility and Optionality	**$4.5B** repurchased or **~6%** reduction in share count	**$1.5B authorization**[2] and flexible, returns-driven approach


ROIC3
13.7%
10.6%
12.0%
13.3%
2019
2020
2021
2022

- **Industry-leading** returns
- **Additional expansion** enabled by Sustainability Growth Investment Program

Generating Sustainable, Compounding Returns

1. WM's Board of Directors must declare each future quarterly dividend prior to payout.
2. Current authorization announced in December 2022. First quarter 2022 repurchase activity to be reported on Form 10-Q.
3. See page 3 for additional information on this financial measure. All projections are as of April 5, 2023. See the Appendix for a reconciliation of ROIC to the most comparable GAAP measure.

Closing | Growing an Unmatched Core Business while Positioning for Long-term Financial Upside

Stable, growing, and recurring revenue streams, driven by the most comprehensive and diverse assets and capabilities in the industry

Strong track record of **improving solid waste margins through disciplined pricing and targeted cost controls**

Innovative culture and cutting-edge technologies to maximize value from vertically integrated assets

Proven history of balancing capital allocation between organic and inorganic growth while returning capital to shareholders

Proven Model with Sustainable Competitive Advantages to Consistently Deliver Outperformance

Q&A



Jim Fish
President & CEO



Devina Rankin
EVP, CFO



John Morris
EVP, COO



Tara Hemmer
SVP, Chief Sustainability Officer



Shahid Malik
VP, Renewable Energy



Brent Bell
VP, Recycling

Thank you.

Appendix

Glossary

Term	Acronym	Definition
Landfill	LF	A discrete area of land or excavation that receives and stores waste
Landfill Gas	LFG	Landfill gas is a natural byproduct of the decomposition of organic material in landfills
Renewable Natural Gas	RNG	Renewable natural gas (RNG) is a pipeline-quality gas derived from Biogas that is fully interchangeable with conventional natural gas and thus can be used in natural gas vehicles. Like conventional natural gas, RNG can be used as a transportation fuel in the form of compressed natural gas (CNG) or liquefied natural gas (LNG). Landfill RNG qualifies as a cellulosic biofuel under the Renewable Fuel Standard
Compressed Natural Gas	CNG	Natural gas compressed to less than 1% of its volume at standard atmospheric pressure; typically used to fuel vehicles as an eco-friendly alternative to gasoline or diesel
Renewable Fuel Standard	RFS	The RFS program requires refiners and importers either to blend volumes of renewable fuel such as ethanol or biodiesel into the transportation pool (gasoline and diesel fuel) or to purchase renewable fuel credits known as renewable identification numbers ("RINs"). Producers of qualifying renewable fuels are permitted to generate and sell RINs associated with their production.
Renewable Identification Number	RIN	RINs are credits used for compliance and are the "currency" of the RFS program. RINs are generated when renewable fuel is created and retired when they are used to demonstrate compliance. A RIN can be assigned directly to a batch of fuel, or separated from the fuel it was originally assigned to. RINs can then be bought/sold to obligated parties such as non-renewable fuel producers and importers. WM is a renewable fuel producer and matches its CNG vehicle fleet's fuel demand with renewable natural gas production, thereby generating RINs.
Electricity-generated Renewable Identification Number	e-RIN	Potential equivalent of a RIN for electricity produced from qualifying renewable biomass and used as a transportation fuel as proposed by the Proposed EPA Set Rule
Renewable Volume Obligation	RVO	Annual renewable fuel usage requirement for "obligated parties" determined by the EPA
Proposed EPA Set Rule		The highly anticipated proposed rule issued by the EPA in December 2022 establishing biofuel blending volumes under the RFS program for compliance years 2023 through 2025. EPA refers to the proposal as the Set Rule. It includes a number of important policies impacting the RFS program going forward, including provisions related to renewable electricity and generation of e-RINs.
Electric Vehicle	EV	Vehicle powered by electricity instead of an internal combustion engine
Inflation Reduction Act	IRA	2022 federal law that includes incentives for investing in domestic renewable energy and carbon capture, utilization and sequestration
Investment Tax Credit	ITC	Tax incentive for business investment
Standard Cubic Feet per Minute	SCFM	Measurement of gas flow rate
Million British Thermal Units	MMBtu	Measurement of heat
Megawatt/Megawatt Hour	MW/MWh	Measurements of electric power capacity and usage, respectively
Greenhouse Gas	GHG	A gas that contributes to the greenhouse effect by absorbing infrared radiation, e.g., carbon dioxide and chlorofluorocarbons. Scope 1 covers direct emissions from owned or controlled sources (WM = landfills, fleet), and Scope 2 covers indirect emissions from the generation of purchased electricity, steam, heating and cooling consumption.
Carbon Dioxide Equivalent	CO_2e	Metric measure used to compare the emissions from various greenhouse gases based on their global-warming potential (GWP), by converting amounts of other gases to the equivalent amount of carbon dioxide with the same global warming potential
Biogas		The gaseous product of the decomposition of organic matter. Landfill Gas is one type of Biogas.

Key Considerations and Assumptions Impacting Expected Financial Performance

General Assumptions
All projections are as of April 5, 2023.
Capital expenditures related to our sustainability-related investments in renewable energy and recycling are based on estimates as of April 5, 2023. Supply chain and inflationary impacts could cause these numbers to change.
Timelines for project development assume no material delays or impediments to the issuance of necessary permits, government approvals, or third-party arrangements.
Adjusted Operating EBITDA and free cash flow projections include the expected contributions from sustainability-related investments in renewable energy and recycling described in this presentation which are based on the assumptions below and otherwise assume 6% annual growth in the remaining business.
Free cash flow projections exclude incremental interest related to our sustainability-related investments in renewable energy and recycling.

Assumptions Related to Recycling
Financial projections assume a ramp up of volume to accommodate new available capacity at new and automated MRFs.
Projections assume $125/ton blended value for commodity prices. Note that 60% of value expected from recycling investments is independent of commodity price levels.
Projected incremental annual operating EBITDA ranges from $200M to $260M assuming commodity prices range from $75/ton to $150/ton.
Adjusted operating EBITDA in 2022 through 2025 excludes temporary costs associated with MRFs under construction.

Key Considerations and Assumptions Impacting Expected Financial Performance

Assumptions Related to Renewable Energy	
General	2026 projections of landfill gas captured assume a 50% methane (CH_4) content and are based on a 4% annual growth rate from current volumes. Landfill gas flows to produce renewable energy may fluctuate due to various factors.
Assumptions Specific to the Development of WM-Owned Renewable Natural Gas Plants	Financial projections assume blended average renewable natural gas revenue of $26/MMBtu for all sites, which is equivalent to the underlying pricing assumptions of $2.00 per D3 RIN and $2.50 per MMBtu for natural gas in the transportation market.
	Operating costs reflect management expectations based on currently operating assets with adjustments for site-specific factors, including size, location, local costs, inflation, and royalty provisions under gas rights agreements.
	Capital expenditures are weighted toward 2023 to meet IRA qualification deadlines and capture benefits as outlined in WM's supplemental investor presentation dated January 31, 2023.
	The Investment Tax Credit ("ITC") portion of the Inflation Reduction Act is expected to provide between $250M and $350M of cumulative benefits. Assumptions may change based on further guidance from IRS and other factors. Projections do not include production credits under 45Z (which are available in 2025 through 2027) or credits under 45Q. • Forecast models $300M of cumulative benefit based on site-specific factors at the 17 planned new facilities expected to qualify, although cumulative benefit may ultimately exceed $350M. • ITC benefit is reflected in the Free Cash Flow metrics and is anticipated to be realized primarily in 2024, 2025, and 2026.
	Following the realization of the ITC benefits in 2026, annual recurring free cash flow is expected to be $400M in 2027+. Free cash flow projections exclude incremental interest related to these investments.
	Projections do not include any impact from carbon capture sequestration or other potential projects associated with the sites.

Key Considerations and Assumptions Impacting Expected Financial Performance

Assumptions Related to Renewable Energy (continued)	
Assumptions Specific to the Generation of e-RINS	Projected range of 1.8-2.0M MWh of total electricity sold by WM in 2026 is based on MWh sold by WM in 2022 and applying 4% year-over-year growth in landfill gas capture to estimate potential increased power generation in 2026.
	Projections and forecasted timing assume that the Proposed EPA Set Rule will be finalized, and the e-RIN framework will be effective, in 2023 with the first e-RINs capable of being generated in 2024, and that by 2026, EPA will have approved for registration all of WM's landfill gas-to-electricity projects.
	Projections assume approximately 70% of our projected 2026 electricity sold will be able to be utilized to generate e-RINs.
	Projections of MWh converted to e-RINs use the methodology set forth in the Proposed EPA Set Rule which includes a conversion factor of 6.5 kwh/RIN and a 24.2% reduction in power converted to e-RINs to account for line losses.
	e-RIN projection assumes a 25% e-RIN share to WM in an e-RIN generation agreement with an EV manufacturer, which we view as conservative.
	e-RIN projection, including percentage of our projected electricity sold and our e-RIN allocation among biogas producers, renewable electricity generators, and OEMs, remain subject to several uncertainties and existing and future commercial arrangements, as well as subject to any changes in the final EPA rules, including the conversion factor.
	Projections do not include any costs for applications or registrations to EPA for inclusion in the program which are unknown at this time.
	e-RIN projections are based on a pricing assumption of $2.00/RIN.
	Projections do not assume the addition of future landfill-gas-to-electricity plants.
Assumptions Specific to Revenue Associated with Third Party Development on WM Landfills	Assumes all projects under consideration are built by third parties and remain operational for the anticipated term; in some cases, there may be permitting or other risks associated with development of these facilities.
	Third-party revenue is based on projections of landfill gas captured at each of the sites, which is estimated based on our general assumptions and sizing of the development at the site and may vary due to various factors.
	Projections are based on $26/MMBtu RNG value and assume that projects under consideration have similar terms to existing third-party agreements.

WM

Reconciliation of Non-GAAP Measures

ADJUSTED OPERATING EBITDA

($M, except margins)	2022	2021	2020	2019
Income from operations (as reported)	$3,365	$2,965	$2,434	$2,706
Depreciation and amortization	$2,038	$1,999	$1,671	$1,574
Advanced Disposal acquisition-related costs	$8	$47	$146	$33
Enterprise resource planning system related costs	$40	$30	$25	$10
(Gain) loss from divestitures, asset impairments and unusual items, net	$61	($9)	$45	$60
Adjusted operating EBITDA	$5,512	$5,032	$4,321	$4,383

Reconciliation of Non-GAAP Measures

FREE CASH FLOW

($M)	2022	2021	2020	2019
Net cash provided by operations	$4,536	$4,338	$3,403	$3,874
Capital expenditures, excluding sustainability growth investments	($2,026)	($1,665)	($1,632)	($1,818)
Proceeds from divestitures of businesses (net of cash divested) and other sale of assets[1]	$27	$96	$885	$49
Free Cash Flow without sustainability growth investments	$2,537	$2,769	$2,656	$2,105
Capital expenditures - sustainability growth investments	($561)	($239)	$0	$0
Free cash flow	**$1,976**	**$2,530**	**$2,656**	**$2,105**

The following table includes two scenarios that illustrate our projected free cash flow range for 2023. The amounts used in the reconciliation are subject to many variables and are not necessarily indicative of actual results. See page 3 for additional information about our use of projections.

2023 Projected Free Cash Flow Reconciliation	Scenario 1	Scenario 2
Net cash provided by operations	$4,600	$4,725
Capital expenditures, excluding sustainability growth investments	($2,000)	($2,100)
Proceeds from divestitures of businesses (net of cash divested) and other sale of assets[1]	$0	$75
Free Cash Flow without sustainability growth investments	$2,600	$2,700
Capital expenditures - sustainability growth investments	($1,100)	($1,100)
Free cash flow	**$1,500**	**$1,600**

1. Includes government-required divestures in connection with our 2020 acquisition of Advanced Disposal.

Reconciliation of Non-GAAP Measures

RETURN ON INVESTED CAPITAL

($M, except margins)	2022	2021	2020	2019
Adjusted income from operations[1]	$3,474	$3,033	$2,650	$2,809
Less: Adjusted provision for income tax[1]	($704)	($585)	($456)	($477)
Net Operating Profit After-Tax	**$2,770**	**$2,448**	**$2,194**	**$2,332**
Long-term debt	$14,203	$13,405	$13,810	$12,490
Noncontrolling interests	$5	$2	$2	$2
Stockholders' equity	$7,048	$7,126	$7,454	$6,684
Less: Cash	($384)	($118)	($553)	($2,196)
Invested Capital[2]	**$20,872**	**$20,415**	**$20,713**	**$16,980**
Return on Invested Capital Margin	**13.3%**	**12.0%**	**10.6%**	**13.7%**

1. The reconciliation of these non-GAAP financial measures are also included in this Appendix.
2. The balance sheet items represent the average of the previous four quarters.

Reconciliation of Non-GAAP Measures

ADJUSTED INCOME FROM OPERATIONS

($M)	2022	2021	2020	2019
Income from operations (as reported)	$3,365	$2,965	$2,434	$2,706
Adjustments				
Advanced Disposal acquisition-related costs	$8	$47	$146	$33
Enterprise resource planning system related costs	$40	$30	$25	$10
(Gain)/loss from divestitures, asset impairments and unusual items, net	$61	($9)	$45	$60
Adjusted income from operations	**$3,474**	**$3,033**	**$2,650**	**$2,809**

Reconciliation of Non-GAAP Measures

ADJUSTED TAX EXPENSE

($M)	2022	2021	2020	2019
Provision for income taxes (as reported)	$678	$532	$397	$434
Adjustments				
Advanced Disposal acquisition-related costs	$2	$11	$29	$8
Enterprise resource planning system related costs	$11	$7	$6	$2
(Gain)/loss from divestitures, asset impairments and unusual items, net	$13	($21)	$11	$13
Loss and other costs associated with extinguishment of debt	$0	$56	$13	$20
Adjusted provision for income taxes	**$704**	**$585**	**$456**	**$477**